Derivative financial instruments	12 Months Ended
Dec. 31, 2018
Financial Instruments [Abstract]
Derivative financial instruments
Derivative financial instruments
Profit or loss sharing agreements
In February 2015, we took delivery of an LR2 product tanker, Densa Crocodile, on a time charter-in arrangement for one year at $21,050 per day with an option to extend the charter for an additional year at $22,600 per day. We also entered into a profit and loss sharing agreement whereby 50% of the profits and losses relating to this vessel above or below the charterhire rate were shared with a third party who neither owns nor operates this vessel. The option to extend the charter was declared in February 2016, and the profit and loss agreement was also extended for the optional period. This agreement was settled in January 2017.
This profit and loss agreement was recorded as a derivative, recorded at fair value through profit or loss, with any resultant gain or loss recognized in the consolidated statement of income or loss. Changes in fair value were recorded as unrealized gains or losses and actual earnings were recorded as realized gains or losses on derivative financial instruments within the consolidated statement of income or loss. The fair value of this instrument was determined by comparing published time charter rates to the charter rate in the agreement and discounting these cash flows to their present value.
The following has been recorded as realized and unrealized gains or losses on our derivative financial instruments during the years ended December 31, 2017 and 2016:

	Fair value adjustments
	Statement of income
Amounts in thousands of U.S. dollars	Realized (loss) / gain	Unrealized gain / (loss)	Recognized in equity

Profit and loss agreement	$(116)	$—	$—

Total year ended December 31, 2017	$(116)	$—	$—

Profit and loss agreement	$—	$1,371	$—

Total year ended December 31, 2016	$—	$1,371	$—

There was no derivative activity during the year ended and as of December 31, 2018.